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                                                             as of July 31, 1995

MCA, Inc.
100 Universal Plaza
488-7A
Universal City, CA  91608

RE: THEME PARK AGREEMENT

Gentlemen:

      Below is a summary of the terms upon which we have agreed with respect to the use of characters and elements from DreamWorks ("DW") motion pictures and television programs and other properties in MCA theme parks:

1.    DEFINITIONS:

      A. A "Theme Park" shall be defined as a park: (i) of at least forty (40) contiguous acres; (ii) surrounded by a fence, water or other barrier (or combination of barriers); (iii) which consists of at least five rides, attractions, shows and exhibits, which may or may not be based upon a single theme; (iv) which has an admission charge to the Theme Park as a whole (although additional charges may be made for specific rides or attractions); and (v) which shall generally be advertised to the public as a theme park, amusement park or studio tour-type attraction. Without limitation, Six Flags Magic Mountain and Universal Studios are both Theme Parks, but IMAX is not, nor would any entertainment complex or single stand-alone ride or combination of two to five Permanent Attractions and Live Shows be a Theme Park, even if part of a hotel, shopping center, entertainment or motion picture complex or other development.

      B. A "Permanent Attraction" shall be (i) a ride or free-standing attraction, area, building or location of any nature using any character, theme, story, setting, or any other element, including the title or name, from an "Eligible DW Property" (as defined below) ("DW Element(s)") and/or which advertises or promotes in any way an identification between such use and any Eligible DW Property or (ii) any show, event or any other Theme Park use of any DW Elements which is intended to or does remain in place for two years or more, including non-consecutive periods (e.g., Electric Light Parade). As illustrations, without limitation, "Splash Mountain", the "Back to the Future Ride", the "Flintstones Show", "Captain EO", "Star Tours", and the "Wild West Show" are all Permanent Attractions.

      C. A "Live Event" is a scheduled live stage show, parade, or other organized event taking place at a Theme Park that includes or uses in any way one or more DW Elements or promotes in any way an identification between such use and any Eligible DW Property, including without limitation individual(s) or groups of

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      individuals costumed as characters from any Eligible DW Property who perform in any portion of a Theme Park as part of a pre-choreographed or scripted routine, show or review with other actors.

      D. "Eligible DW Property(ies)" shall mean feature length theatrical motion pictures (live action and animation) which are initially released during the "Term" (as defined below), television programs which are initially broadcast during the Term, or other DW product which is released to the general public (e.g., interactive game or device distributed to the public) during the Term, which DW has the right to exploit in Theme Parks as set forth herein. Notwithstanding the foregoing, "Eligible DW Properties" shall exclude any properties co-produced by MCA and DW pursuant to Exhibit "C", all theme park rights to which shall be governed by the existing agreements between and among MCA, Diamond Lane Productions, Inc. and Steven Spielberg. DW hereby confirms that the motion pictures entitled "Prince of Egypt", "El Dorado" and, if produced, "Ants" shall be included, i.e., DW shall grant the "Theme Park Rights" (as defined below) in and to such properties to MCA in accordance with the terms hereof, although the parties hereto acknowledge that there may be incidental elements of such motion pictures, including voice performances, licensed music, and other audio or visual elements which may require consents of third parties or additional payments.

      E. "Walk-Arounds" shall be defined as individual(s) or groups of individuals costumed as characters from any Eligible DW Property, who walk around a Theme Park and do not perform as part of a pre-choreographed or scripted routine, show or review with other actors except as contemplated under Paragraph 4.B.(3) below (in which event such pre-choreographed or scripted routine, show or review shall be deemed a Live Event).

2. TERM: The Agreement shall be for a term ("Term") which begins as of the date of execution hereof and ends upon the earlier of the date six (6) months after the initial domestic release of the last theatrical motion picture which is subject to Exhibit "A" or December 31, 2001; provided, however, that if Exhibit "A" is extended pursuant to its terms to December 31, 2005, this Agreement shall be deemed extended until the earlier of the date six (6) months after the initial domestic release of the last theatrical motion picture which is subject to the extended term of Exhibit "A" or December 31, 2005. Notwithstanding the foregoing, the Term shall also terminate as of the earlier date upon which either DW or MCA gives notice of its election to terminate Exhibit "A" pursuant to the terms thereof; provided, however, that if MCA terminates "Exhibit "A" by reason of DW's breach and/or DW terminates Exhibit "A" other than by reason of MCA's breach, DW will, at its election, either:

      A. Remit to MCA the "Unearned Exclusivity Fee". The Unearned Exclusivity Fee shall be an amount equal to the following: (a) the total amount of fees paid by MCA per Paragraph 4.A. below, less all amounts refunded per the proration formula in Paragraph 4.A. and/or credited against applicable fees payable under Paragraph 4.B., multiplied by (b) *** minus a fraction, (i)


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            the numerator of which is the number of feature length motion picture Eligible DW Properties ("Pictures") Theme Park Rights with respect to which have been made available by DW to MCA hereunder during the Term (i.e., prior to such termination) and (ii) the denominator of which is the number of years (or partial year) for which MCA has paid a fee under Paragraph 4.A. below multiplied by ***. For example, if: (i) MCA has paid *** in exclusivity fees, (ii) Exhibit "A" is terminated 6 months after the second Anniversary Date, (iii) *** is credited against applicable fees payable under Paragraph 4.B., and (iv) there were *** Pictures during such Term, then DW shall remit to MCA ***. OR

      B. Provided that MCA has then paid at least *** in exclusivity fees under Paragraph 4.A., commit to accord MCA the exclusive Theme Park Rights to up to the first *** consecutive Pictures, plus the next *** consecutive Pictures for each subsequent payment of *** in exclusivity fees under Paragraph 4.A, to a cap of *** such Pictures, whether or not such Pictures are Released Prior to Termination, less the number of Eligible DW Properties (excluding feature length theatrical motion pictures) the Theme Park Rights to which MCA has then exploited or notified DW of its intention to exploit. For example, if MCA has paid *** in exclusivity fees (and has not exploited or notified DW of its intention to exploit any Eligible DW Properties), MCA shall have exclusive Theme Park Rights to *** Pictures. Notwithstanding the foregoing, if any of the exclusivity fees are refunded to MCA per the proration formula in Paragraph 4.A. (if such refund is not a multiple of ***, DW will further refund an amount necessary to increase the refund to the next multiple of ***), then the number of Pictures shall be reduced by *** Picture for each *** refunded. For example, if DW refunds MCA *** per the proration formula in Paragraph 4.A., then DW shall refund an additional *** to MCA and the number of Pictures shall be reduced by
            ***.

3. GRANT OF RIGHTS/EXCLUSIVITY: Subject to the terms hereof and the payment of all consideration required hereunder, DW grants MCA the "Theme Park Rights" during the Term. As used herein "Theme Park Rights" shall mean the right to incorporate DW Elements from Eligible DW Properties into Theme Parks, i.e., into Permanent Attractions, Live Events, Restaurants, Walk-Arounds, and promotional uses in Theme Parks. MCA shall be entitled to exploit such Theme Park rights solely in Theme Parks under the control of MCA, subject to the terms and conditions set forth below. For the purposes hereof, a Theme Park shall be deemed to be under the control of MCA if (i) MCA retains an equity interest in such Theme Park, (ii) MCA has an active creative role; (iii) the park uses the MCA name; and (iv) DW has all of its approvals and controls with respect to such park as set forth herein. Without limiting the foregoing, MCA shall not have the right to assign to any third party the right to make any use of any DW property in a Theme Park other than a Theme Park which satisfies the criteria set forth in (i) and (ii) above, except as set forth in Paragraph 9. below. The foregoing grant of Theme Park Rights shall not be deemed to vest in MCA

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      any right of ownership in or to any DW motion picture, television program, or other property, or any right to use DW Elements in any venue or form other than in a Theme Park, and DW retains all rights not expressly granted herein. Without limiting the foregoing, the foregoing grant of exclusivity shall not preclude DW from using DW characters or elements or exploiting Eligible DW Properties in any entertainment venue in any form other than a Theme Park (including without limitation restaurants, stores, live stage shows, mall tours or other projects themed to or using any Eligible-DW Property/or any other DW property); provided, however, that DW shall not have the right to license DW Elements from Eligible DW
      Properties to third parties during the Term for use in Permanent Attractions, Live Events, Walk-Arounds, or Restaurants themed to such Eligible DW Property in any entertainment complex which is adjacent to and is advertised and promoted as operated in conjunction with a Theme Park owned by such third party.

4.    COMPENSATION: MCA shall pay DW the following compensation:

      A. Yearly Exclusivity Fee: Commencing on June 7, 1998, MCA shall pay DW *** per year (payable *** on June 7, 1998 and *** on each anniversary date ["Anniversary Date"] thereafter during the Term, (subject to proration to the extent that the period between the, last Anniversary Date to occur during the Term and the date of expiration or termination of the Term is less than twelve months), *** of which shall be applicable against fees as set forth in Paragraph 4.B. below paid or payable within each such year. For the purposes hereof, fees shall be considered paid or payable at such time as they are due pursuant to the payment schedule specified for the applicable use set forth below. There shall be no carry forward or carry back of fees paid or payable during any Term year against the Term year exclusivity fees payable for any other Term years.

      B. Additional Fees: Fees as set forth below:

            (1) Permanent Attractions: For each Permanent Attraction in each Theme Park, fees as follows:

                  (a) An initial fee of *** if the Permanent Attraction is based on an animated theatrical motion picture (including any combination of live action/animation picture [e.g., "Roger Rabbit"] and/or non-traditional animation, such as stop-motion or claymation); *** if the Permanent Attraction is based on a live-action theatrical motion picture. With respect to any Permanent Attraction based on any motion picture which is a co-production with MCA (other than one co-produced pursuant to Exhibit "C"), MCA and DW shall negotiate a fee in good faith ***. Such fees shall be payable *** upon the earlier of MCA's notification to DW or public announcement that MCA intends to construct the Permanent Attraction; *** on commencement of construction; and *** upon the initial public opening; and

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                  (b) *** for each Permanent Attraction, per Theme Park, per year thereafter, commencing upon the first anniversary of the initial public opening of such attraction.

      For the fourth and fifth Permanent Attractions at any single Theme Park, the amounts set forth in Paragraphs 4.B.(1)(a) and 4.B.(1)(b) above shall be increased by ***; for the sixth and subsequent Permanent Attractions at any Theme Park, the amounts set forth in Paragraphs 4.B.(1)(a) and 4.B.(1)(b) shall be increased by ***.

            (2) Live Events: For each Live Event based on any Eligible DW Property, MCA shall pay DW either, at MCA's election:

                  (a) *** per Live Event, per year, per Theme Park, commencing upon the date of the initial public performance; or

                  (b) *** per Live Event for six months, per Theme Park, payable upon the initial public performance. At the conclusion of such six months, MCA shall pay DW ***if MCA elects to continue such Live Event and then, commencing one year after the initial public performance of such Live Event, *** per year, per Theme Park, for such Live Event.

                  Any event which MCA determines in good faith to be a Live Event (i.e., as opposed to a Permanent Attraction) and which is performed for a period in excess of *** (or *** if the additional *** is necessary for such show to run for two complete summers), whether or not continuously performed, shall be deemed a Permanent Attraction and upon the conclusion of such *** or ***, as applicable, MCA shall pay DW an amount equal to the difference between sums already paid with respect to the show, and the applicable fee due for a Permanent Attraction as set forth in Paragraph 4.B. 1.(a) above. By way of example, if a Live Event based on an animated motion picture runs for ***, which encompasses two summers, upon the conclusion of such ***, MCA would pay DW *** less amounts paid under 4(B)(2) in order to continue the applicable Permanent Attraction and on the next anniversary of the initial public performance, the annual payments as set forth in 4.B.1(b) would commence, provided, however, that if prior to expiration of the above *** month period, MCA announces or designates the applicable event to be a Permanent Attraction, upon the conclusion of such *** period, MCA would then pay DW the applicable fee in paragraph 4.B. 1 .(a) less the payments under 4.B.2 plus the payments under 4.B.1.(b) commencing upon the next anniversary of such announcement or designation.

                  (3) "Walk-Arounds": With respect to all "Walk-Around" characters, MCA shall pay DW *** on a one-time basis, per Eligible DW Property, per Theme Park, payable upon the first use of any character; provided, however, that no payment shall be due for the use of any strolling Walk-Around characters if (i) such characters do not perform any scripted lines or songs or choreographed routine, or if the aggregate time of all scripted lines and songs and

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      choreographed routines performed by any Walk-Around character or group of
      Walk-Around characters is *** or less (e.g., if two (2) or more Walk-Around characters speak, sing or perform together, the aggregate running time of all lines, songs, and/or performance of any group of Walk-Around characters may be ***; and (ii) photographs, drawings, or other visual depictions of and/or mention, description, excerpted performance, or any other reference to the Walk-Around characters do not comprise more than-*** of any single item of visual and/or auditory marketing material or any single advertisement. By way of example, if a newspaper ad promoting a Theme Park includes drawings of the Walk-Around Characters or photographs depicting the Walk-Around Characters, which comprise *** of the total artwork space used, payment would be due as set forth above for such Walk-Around Characters.

                  (4) Restaurants: For any restaurant in a Theme Park (which may have an entrance outside the Theme Park) themed to an Eligible DW Property, if such restaurant is used in connection with the advertisement or promotion of the applicable Theme Park ("Restaurant"), MCA shall pay DW *** on a one-time basis per Restaurant, per Theme Park, upon the opening of each such Restaurant (or at such later time, if ever, as payment becomes due for such Restaurant by reason of the use of such Restaurant to advertise or promote the applicable Theme Park, as set forth below). A Restaurant shall be deemed to be used in connection with advertisement or promotion of the applicable Theme Park if photographs, drawings, or other visual depictions of and/or mention, description, or any other references to the Restaurant comprise more than *** of any single item of visual and/or auditory marketing material or any single advertisement for the applicable Theme Park. No payment shall be due for the use of any themed Restaurant which is not used to promote the applicable Theme Park, i.e., if photographs, drawings, or other visual depictions of and/or mention, description, or any other references to the Restaurant do not comprise more than *** of any single item of visual and/or auditory marketing material or any single advertisement for the applicable Theme Park.

                  (5) Themed Areas: For any area or location which is entirely themed to one DW property (including any sequels, remakes, TV series, or other forms of exploitation of such property) ("Themed Area") which is used in connection with the advertisement or promotion of the applicable Theme Park, payment shall be due for each individual use (i.e., Restaurant and Walk-Around characters) as set forth above. If the themed area contains or incorporates DW Elements into uses which are not specifically listed above, MCA and DW shall negotiate a fee in good faith, which fee shall in no event be lower than the applicable fee for a Permanent Attraction. A themed area shall be deemed to be used in connection with the advertisement or promotion of the applicable Theme Park if photographs, drawings, or other visual depictions of and/or mention, description or any other reference to the themed area comprise more than *** of any single item of visual or auditory marketing material or any single advertisement. No payment shall be due for the use of any themed area which is not used to promote the applicable Theme Park, i.e, if photographs, drawings, or

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      other visual depictions of and/or mention; description or any other reference to the themed area do not comprise more than *** of any single item of visual or auditory marketing material or any single advertisement for the applicable Theme Park.

                  (6) Other Promotional Uses: No fee shall be payable for use of elements from any DW feature-length motion picture or television special in promotional shows or displays (e.g., use of props or sets, showing of clips) which are limited in time to coincide with the initial theatrical or television release of the property, as applicable.

                  (7) Other Uses: For any Theme Park use of elements from an Eligible DW Property which is not listed above, MCA and DW shall negotiate a fee consistent with the above fees.

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5.    MERCHANDISING: MCA will construct and maintain immediately adjacent to each Permanent Attraction and Live Event (for the duration of operation of such Permanent Attraction and/or Live Event) a kiosk or separate covered sales area of at least *** square feet, which will exclusively contain merchandise based upon or themed to the same motion picture or television program as the applicable Permanent Attraction or Live Event. Each kiosk or sales area shall include at least *** square feet which is dedicated entirely to licensed DW merchandise; provided, however, that DW acknowledges that such kiosk or sales area may contain a small number of non-themed items (e.g., film and photographic supplies). DW shall sell such licensed DW merchandise to MCA at DW's customary wholesale price, and receive DW's customary royalty therefrom. If MCA constructs a Permanent Attraction or Live Event, subject to DW's pre-existing and prospective third party merchandising arrangements, MCA shall have the right to manufacture and sell in the theme park which houses such Permanent Attraction or Live Event, merchandising based upon the same motion picture or television program on which the applicable Permanent Attraction or Live Event is based. For merchandise so manufactured by MCA for sale at the park, MCA will pay DW a royalty of *** of the wholesale price (i.e., the greater of MCA's wholesale price or the price MCA would pay to the normal DW supplier of comparable goods). For example, if MCA's wholesale price is *** per t-shirt, and DW's t-shirt supplier would charge *** for a comparable shirt, Universal would pay *** on ***. All payments due to DW pursuant to this Paragraph 5 shall be made on a quarterly basis and shall be accompanied by a statement setting forth in reasonable detail a description of the items of merchandise, the number of each item manufactured and the wholesale price of each such item. Upon reasonable notice and during normal business hours, DW shall have the right to audit MCA's books and records pertaining to the retail sales of merchandise based upon and/or themed to DW properties. MCA shall be solely responsible for maintenance and operation of each kiosk or sales area, including without limitation payment of all operating costs and salaries, payment of sales taxes, and maintenance of customary insurance coverage.

6. APPROVALS: DW will have reasonable approvals over all creative and design elements, location, advertising, promotion (including sponsorships and tie-ins) and merchandising with respect to any Permanent Attraction, Live Event, Walk-Arounds, Restaurants, Promotional Uses, merchandising areas, and any other use of elements from Eligible DW Properties, as described above. Without limiting the generality of the foregoing, DW shall have the right to approve all creative aspects of any new film elements, footage, animation, voice recording, and other elements specifically created for Theme Park uses. In no event shall DW have any lesser approval rights than Steven Spielberg is entitled to exercise under the existing agreement between Steven Spielberg and MCA. MCA shall comply with all of DW's contractual obligations and restrictions regarding the use of Eligible DW Properties in MCA Theme Parks, and be responsible for all costs, and creative and rights fees to third parties, including all cash fees, payments required by virtue of any collective bargaining agreements (e.g., Writers Guild of America residuals or payments), bonuses or royalties payable specifically for Theme Park

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      uses hereunder, but excluding any participations which are based upon a percentage of adjusted gross receipts, net profits, or other defined proceeds from the exploitation of any rights relating to motion picture or television program, and excluding any payments to officers or principals of DW; provided, however, that DW shall be responsible for *** of any such third party talent fees (excluding guild mandated payments) up to a ceiling of *** of the fees payable to DW hereunder for the applicable attraction. Upon MCA's request, DW will advise MCA of such payments required to be made by MCA (other than payments required by virtue of any collective bargaining agreements). Any renovations, additions, and/or other changes to existing Permanent Attractions, Live Events, Walk-Arounds, Restaurants, or any other use shall require approval by DW.

7. POST-TERM EXPLOITATION OF PROPERTIES: Notwithstanding the expiration of the Term or earlier termination of the Term (including any additional time period pursuant to Paragraph 2.B. above) upon DW or MCA's notice of its election to terminate Exhibit "A" for any reason, MCA shall retain exclusive Theme Park Rights to each Eligible DW Property for the longer of
      (i) *** after expiration or the termination of the Term and (ii) a period of *** after the initial domestic release, broadcast or distribution by DW to the public of such Eligible DW Property (the "Post Term Exploitation Period") on a property-by-property basis. For example, if an Eligible DW Property has an initial domestic release *** prior to expiration of the Term, the Post Term Exploitation Period will be ***. In the event of expiration of the Term as to each Eligible DW Property with respect to which MCA has not already exercised any of its-rights hereunder, MCA shall, by the end of the applicable Post Term Exploitation Period, notify DW if MCA intends to construct a Permanent Attraction or Restaurant (or intends to complete construction, if such a project has been commenced but not completed), stage a Live Event or exercise any of its other Theme Park Rights hereunder based on such Eligible DW Property (the "Notice"). If MCA gives such Notice, MCA shall be concurrently committed to pay DW the applicable initial fees, which fees shall be paid as set forth in the next two sentences. The initial Permanent Attraction fee shall be paid *** upon Notice, *** upon the earlier of eighteen months after Notice or commencement of construction and *** upon the earlier of completion of construction or three years after Notice; the initial Live Event fee shall be paid upon the earlier of the date of initial performance of such Live Event or one year after Notice; and the Restaurant fee shall be paid upon the earlier of the opening of such Restaurant or one year after Notice. Annual fees with respect to Permanent Attractions and Live Events shall commence within the earlier of *** after opening or *** after Notice for a Permanent Attraction; and within *** following payment of the initial Live Event fee for a Live Event. Annual fees shall terminate at the end of the annual fee period in which the Permanent Attraction or Live Event, as applicable, ceased operating on a permanent basis or if no Permanent Attraction or Live Event is ever opened after payment of all applicable initial fees and *** of annual fees, at which point MCA's rights with respect thereto shall concurrently terminate. In addition, if MCA gives such Notice, MCA shall open any such Permanent Attraction within *** of payment of the initial fee, and any Live Event or

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      Restaurant within *** of payment of the initial fee (it being acknowledged that any such Permanent Attraction, Live Event or Restaurant shall be deemed "opened" upon the earlier of same being opened or MCA's payment of the applicable fee therefor). If MCA fails to comply with the foregoing, MCA's rights hereunder shall terminate. MCA shall retain rights in DW properties which were exploited during the Term (and/or the Post Term Exploitation Period) as follows:

      a. Permanent Attractions: MCA shall have the right to continue operation of any Permanent Attraction created in accordance with the terms hereof, provided that MCA continues to make the applicable yearly payments therefor. MCA's rights with respect to all DW properties which are the basis for such Permanent Attractions shall be non-exclusive, provided that with respect to each DW Property which is the basis for a Permanent Attraction, MCA shall retain exclusive Theme Park rights to such DW Property in the "Territory(ies)" (as defined below) for which the applicable fees have been paid or in which the applicable Permanent Attraction(s) are constructed for the duration of operation of such Permanent Attraction(s) (including the right to develop additional Permanent Attractions based on the same DW Property in the same Territory, provided that [1] MCA pays the applicable Initial Fee for each such additional Permanent Attraction prior to the time, if ever, that all previously constructed Permanent Attractions in such Territory cease operations or fees are no longer paid therefor, and [2] MCA continues to make the yearly payments for such additional Permanent Attraction). In addition, with respect to DW Properties which are the subject of an existing Permanent Attraction in one Territory, MCA shall have a period of ***after the opening of the immediately preceding Permanent Attraction based on the applicable DW property (or *** after the expiration of the Term, whichever last occurs) to notify DW that MCA intends to construct a second (or third, fourth, fifth and so forth) Permanent Attraction based on the same property in a different Territory (hereinafter "Additional Territory(ies)"), and pay the applicable fee in full, and, in such event, MCA shall have exclusive Theme Park rights to such DW Property in such Additional Territory, provided MCA makes (and continues to make) payment of the annual fee, and opens such additional Permanent Attraction within the applicable time period set forth below. On the date *** after payment of the initial fee, MCA shall commence payment of the applicable annual fee as set forth above. If MCA has not actually opened any such Permanent Attraction within *** of payment of the applicable initial fee, MCA shall have the right to extend such *** period up to-an aggregate of ***, by payment of ***, per year, per Theme Park (with respect to each such Permanent Attraction in an additional Territory). By way of example, if MCA opens a Permanent Attraction based on "Prince of Egypt" in the United States on *** (and the Term has expired), MCA must notify DW that it intends to open a "Prince of Egypt" attraction in Europe (or any other Territory) by ***, and pay the applicable fee therefor. Provided that MCA makes all payments and the "Prince of Egypt" attraction in Europe is opened by ***, MCA shall have the right exercisable within *** after the opening of the "Prince of Egypt" attraction in Europe to notify DW that it intends to construct a "Prince of Egypt" attraction in Japan, and so forth. If MCA exercises its right to extend as set forth in the

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      preceding sentence, and any Permanent Attraction is not opened within ***
      after the opening of the immediately preceding Permanent Attraction, all rights with respect thereto shall automatically revert to DW.

      The "Territories" shall be as follows: ***

      b. Live Events/Restaurants/Walk-Arounds:

            (i) Live Events/Restaurants: After the Term, MCA can continue to operate any Live Event commenced during the Term or the applicable Post Term Exploitation Period (provided MCA continues to make payments therefor) and/or Restaurant so long as such Live Event or Restaurant is in continuous operation, but MCA's rights will become non-exclusive with respect to the DW property(ies) which are the basis for such Live Events/Restaurants (except to the extent MCA has exclusive rights in such Territory as a result of the applicable Post Term Exploitation Period, or the continuing operation of a Permanent Attraction as provided in subparagraph a. above, or MCA has exclusive rights during a *** exclusivity period as specifically set forth in and pursuant to subparagraph b.(iii) below).

            (ii) Walk-Arounds: MCA may continue Walk-Arounds for *** after the Term, but MCA's rights will become non-exclusive with respect to the DW properties which are the basis for the Walk-Arounds on the expiration of the applicable Post Term Exploitation Period (except as provided in subparagraph a. above). On the date *** after the expiration of the Term, MCA must discontinue all Walk-Arounds, except that MCA may continue Walk-Arounds in any Theme Park in which MCA has a continuing Permanent Attraction or Live Event based on the applicable property or for which it has commenced paying fees with respect to a Permanent Attraction or Live Event, for the duration of operation or performance of, or the payment of fees for, as applicable, of the Permanent Attraction or Live Event.

            (iii) *** Exclusivity Period: Notwithstanding the foregoing, for each use of Live Events and Restaurants, whether commenced during the Term or during the applicable Post Term Exploitation Period (the commencement of fees being deemed to be a "use" for the purposes of this subparagraph), MCA's rights with respect to exploitation of the applicable DW property in such use only will be exclusive for a minimum of ***. By way of example, if MCA opens a "Prince of Egypt" Restaurant on ***, after the expiration of the Term, MCA may continue to operate the Restaurant, and commencing upon ***, DW may license to a third party the right to exploit a Restaurant based on "Prince of Egypt" in a Theme Park.

8. VIRTUAL THEATER PROJECT: DW intends to develop a "Virtual Theater" project, which MCA acknowledges does not interfere with any rights it may have to the services of Steven Spielberg in connection with MCA Theme Parks. The parties hereto agree that provided such Virtual Theater Project is not constructed

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***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

      in or adjacent to a Theme Park, or advertised or promoted as operated in conjunction with a Theme Park, such Virtual Theater Project shall not be deemed a Theme Park and shall not be subject to the exclusivity provisions of this agreement. If MCA so elects, MCA shall have the right to contribute to the financing and the development and construction of the first such Virtual Theater project, upon terms to be negotiated in good faith (and each succeeding Virtual Theater project, if MCA contributed to the immediately preceding Virtual Theater Project). If MCA does not make such election and notify DW (within 30 days of notice from DW), or if DW and MCA are unable to reach agreement with respect to the terms of MCA's involvement within 30 days after the commencement of such negotiations, DW has the right to proceed with development and construction of the Virtual Theater (and to create duplicate projects in various locations) without any further obligation to MCA.

9. ASSIGNMENT: Except as expressly set forth below, MCA may not assign, license, transfer or otherwise encumber any of its rights or obligations hereunder, and in the event of any such assignment by MCA, all of MCA's rights hereunder shall immediately terminate, except as follows: Any assignee of MCA which assumes all obligations of MCA hereunder in writing with respect to one or more Theme Parks may continue to operate any Permanent Attraction, Live Event or Restaurant which is in operation in such Theme Park on the date of such assignment, provided that (i) MCA's assignee continues to make the applicable payments therefor and comply with all of its other obligations hereunder, (ii) such assignee may not make any changes to any elements of such Permanent Attraction (excluding only maintenance or upgrading of mechanical elements which do not in any way change the visual, auditory, or any other creative elements of such Permanent Attraction), (iii) DW continues to have all of its approvals and controls with respect to such Theme Park as set forth herein, (iv) such Theme Park shall continue to operate under a MCA proprietary name, (v) such Theme Park continues to be maintained in substantially the same condition, and (vi) such assignee's rights shall otherwise be as set forth herein, and subject to its compliance with all other terms hereof. In addition, MCA may assign its rights hereunder as security with respect to any MCA Theme Park solely in connection with a financing transaction (e.g. mortgage, sale and lease-back, or recapitalization) as a result of which by foreclosure or similar proceeding any financier(s) (or its successors or assigns) is assigned control of an MCA Theme Park, in which event such assignee may continue to operate any Permanent Attraction, Live Event or Restaurant which is in operation on the date of such assignment, subject to clauses (i) through (vi) inclusive in the immediately preceding sentence. Notwithstanding the above, nothing shall limit MCA's right to assign or transfer any interest in any Theme Park in which MCA (or such assignee or transferee) does not utilize any rights hereunder (including but not limited to any Permanent Attraction) and in this regard MCA (or such assignee or transferee) may continue to operate any Permanent Attraction, if it stops using any copyrightable or other protectable DW elements and ceases all advertising and publicity which in any way promotes an identification between the use and any Eligible DW Property.

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

The parties hereto intend to enter into a more formal, long, form agreement. Unless and until such agreed is executed, the parties hereto confirm by their signature below that the foregoing constitutes a binding agreement with respect to the subject matter hereof.

                                        DREAMWORKS L.L.C.

                                        By __________________________________
                                        Its__________________________________

___________________/MCA

By _________________________________
         Universal Studios, Inc.

Is _________________________________
         Executive Vice President
            Corporate Operations

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